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                          POWER OF ATTORNEY                           EXHIBIT 24

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HARTMARX CORPORATION, a Delaware corporation, do hereby constitute and appoint WALLACE L. RUECKEL and MARY D. ALLEN, or either of them, his/her true and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned, as directors and officers of said corporation, a Registration Statement on FORM S-8 which relates to the registration under the Securities Act of 1933 of shares of Common Stock issuable under the corporation's 1995 Incentive Stock Plan and the corporation's 1995 Stock Plan for Non-Employee Directors, and any and all Amendments of every nature to said Registration Statement, and to file the same or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

     Each of the undersigned hereby certifies that to the best of the undersigned's knowledge and belief said corporation meets all of the requirements for filings on FORM S-8 and hereby grants unto said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or either of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 27th day of March, 1995.



        /s/ Elbert O. Hand                   /s/ Homi B. Patel
- --------------------------------------  --------------------------------------
            ELBERT O. HAND                          HOMI B. PATEL
      Chairman, Chief Executive              President, Chief Operating
          Officer, Director                       Officer, Director


        /s/ A. Robert Abboud                 /s/ Charles Marshall
- --------------------------------------  --------------------------------------
        A. ROBERT ABBOUD, Director           CHARLES MARSHALL, Director


        /s/ Letitia Baldrige                 /s/ Charles K. Olson
- --------------------------------------  --------------------------------------
        LETITIA BALDRIGE, Director           CHARLES K. OLSON, Director


        /s/ Jeffrey A. Cole                  /s/ Talat M. Othman
- --------------------------------------  --------------------------------------
        JEFFREY A. COLE, Director            TALAT M. OTHMAN, Director


        /s/ Raymond F. Farley                /s/ Stuart L. Scott
- --------------------------------------  --------------------------------------
        RAYMOND F. FARLEY, Director          STUART L. SCOTT, Director


        /s/ Donald P. Jacobs                 /s/ Sam F. Segnar
- --------------------------------------  --------------------------------------
        DONALD P. JACOBS, Director           SAM F. SEGNAR, Director


        /s/ Miles L. Marsh                   /s/ Wallace L. Rueckel
- --------------------------------------  --------------------------------------
        MILES L. MARSH, Director                 WALLACE L. RUECKEL
                                            Executive Vice President, Chief
                                                   Financial Officer
        /s/ Glenn R. Morgan                  (Principal Financial Officer)
- --------------------------------------
           GLENN R. MORGAN
        Senior Vice President,
      Finance and Administration
    (Principal Accounting Officer)